Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Driveway Finance Corporation (the “Company”)

J.P. Morgan Securities LLC

Mizuho Securities USA LLC

(together, the “Specified Parties”)

Re: LAD Auto Receivables Trust 2023-3 – Data Files Procedures

We have performed the procedures described below on the specified attributes in (i) an electronic data file entitled “2023-3 Pool Cut $500M.xIsx” provided by the Company on July 13, 2023, containing information on 16,754 automobile loan contract receivables (the “Receivables”) as of June 30, 2023 (the “Receivables Data File”), which we were informed are intended to be included as collateral in the offering by LAD Auto Receivables Trust 2023-3, and (ii) an electronic data file entitled “LADAR 2023-3 Review Interest.csv” provided by the Company on July 18, 2023, containing the current interest rate for each of the Receivables (the “Interest Rate File” and together with the Receivables Data File, the “Data Files”). The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

●

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

●

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

●	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, Origination Dates were within two days, and First Payment Dates were within one day.

●	The term “NLS System” means the Company’s loan servicing system.

●	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit A, which the Company informed us are acceptable forms of evidence of title.

●

The term “Acceptable Company Names” means the names listed in Exhibit A, which the Company informed us are acceptable names for the Company that can appear in a Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

●	The term “Insurance Document” means a scanned image of one of the insurance documents listed in Exhibit A, which the Company informed us are acceptable forms of Insurance Document.

●	The term “New Vehicle Value Document” means a scanned image of one of the documents listed in Exhibit A, which the Company informed us were used to determine the value for a new vehicle.

●	The term “Used Vehicle Value Document” means a scanned image of one of the documents listed in Exhibit A, which the Company informed us were used to determine the value for a used vehicle.

●

The term “Receivable File” means the following documents provided by the Company for each Sample Receivable (defined below): Retail Installment Contract, Notice of Rate Adjustment, screenshots from the NLS System, Title Document, Insurance Document, New Vehicle Value Document or Used Vehicle Value Document (as applicable), and Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower and/or co-borrower (if any).

●

The term “Mapping Confirmations” means the list of Collateral Makes and Collateral Models attributes appearing in the Receivables Data File corresponding to the vehicle makes and vehicle models stated in the Receivable File, provided by the Company on July 25, 2023.

●	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

●	The term “Provided Information” means the Acceptable Company Names, Receivable File, Mapping Confirmations, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 150 Receivables from the Receivables Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Receivables Data File.

B.

For each Sample Receivable, we compared or recomputed the specified attributes in the Data Files listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions and Mapping Confirmations, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data Files to the Receivable File for each of the attributes identified, utilizing the Instructions and Mapping Confirmations as applicable, constituted an exception. The Receivable File information is listed in the order of priority.

Attribute	Receivable File / Instructions/ Mapping Confirmations

Borrower State	Retail Installment Contract or screenshot from the NLS System

Monthly Payment Amount	Retail Installment Contract and Notice of Rate Adjustment, if any

Term	Retail Installment Contract

Open Date	Retail Installment Contract

First Due Date	Retail Installment Contract

Original Interest Rate	Retail Installment Contract, or Notice of Rate Adjustment if the Notice of Rate Adjustment is dated before the first payment date listed on the Retail Installment Contract.

Current Interest Rate	Notice of Rate Adjustment, or Retail Installment Contract if there is no Notice of Rate Adjustment

2

Attribute	Receivable File / Instructions/ Mapping Confirmations

Collateral Make	Retail Installment Contract and Mapping Confirmations

Collateral Model	Retail Installment Contract and Mapping Confirmations

Collateral Year	Retail Installment Contract

Vehicle Identification Number ("VIN")	Retail Installment Contract

Retail Installment Contract.

Vehicle Condition (New or Used)	Consider the Vehicle Condition to be “Used” if the Retail Installment Contract states an Odometer Reading of greater than 5,000 miles.

For Sample Receivables with a Vehicle Condition of “New,” compare to the New Vehicle Value Document.

Vehicle Value	For Sample Receivable #3, the Vehicle Condition was listed as “New” in the Data Files and a Factory Invoice (a New Vehicle Value Document) was provided. However, the Company informed us that, because the Collateral Year for Sample Receivable #3 was 2022, and the Open Date was after March 31, 2023, the Company's lending program required the vehicle to be considered "Used" for Vehicle Value purposes. Because there was no Used Vehicle Value Document available, the Company’s lending program required that the Vehicle Value be determined as 80% of the Factory Invoice amount. We recomputed Vehicle Value for Sample Receivable #3 as 80% of the Factory Invoice amount.

For Sample Receivables with a Vehicle Condition of “Used,” compare to the Used Vehicle Value Document.

Amount Financed	Retail Installment Contract

Retail Installment Contract.

Consider the information to be in agreement if:

Co-Borrower Flag	- The Co-Borrower Flag was “Y,” and there was a co-buyer’s name and address listed in the Retail Installment Contract, or

- The Co-Borrower Flag was “N,” and there was no co-buyer’s name and address listed in the Retail Installment Contract.

We found such information to be in agreement, except as listed in Exhibit C.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

●

Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared in the Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

●	Proof of Insurance. The Company informed us that an Insurance Document was acceptable proof of insurance.

●	Truth-in-Lending Disclosure Statement (in Installment Sale Contract)

3

●	Signed Retail Installment Contract. We make no representation regarding the authenticity of the signature(s) on the Retail Installment Contract.

●	Signed Credit Application. We make no representation regarding the authenticity of the signature(s) on the Credit Application.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
August 3, 2023

4

Exhibit A

Title Documents

Application for Certificate of Ownership	Application for Title and/or Registration

Application for Certificate of Title	Application for Title or Registration

Application for Certificate of Title and Registration	Application for Vehicle Title and Registration

Application for Certificate of Title and VIN/HIN Inspection Form	Application for Certificate of Title and VIN/HIN Inspection Form

Application for Certificate of Title for a Motor Vehicle	Electronic Dealer, Rebuilder or Lessor's Report of Sale or Lease

Application for Certificate of Title to Record or Transfer a Lien	Electronic Title Screenshot

Application for Certificate of Title With/Without Registration	Letter of Guarantee

Application for Noting of Lien, Duplicate title, or Multipurpose Use	MV-1

Application for Registration	Report of Sale and Application for Certificate of Title

Application for Registration of Motor Vehicle	Universal Title Application

Application for Registration of New Vehicle	Vehicle Registration/ Title Application for Dealer Sales

Application for Title and Registration	Vehicle Title Application

Application for Title and Registration Statement of Vehicle Sale	Vehicle Transaction Application

Copy of Application for Registration Covering the Following Described Automobile in Compliance with the Provisions of the Vehicle Code of the State of California	VINTEK Lien and Title Information Report

Exhibit A (continued)

Acceptable Company Names

Driveway	Driveway Financial

Driveway Fin Corp	Driveway Financial Corp

Driveway Finanace Corp	Southern Cascades Fin Corp

Driveway Finance	Southern Cascades Finance Corp

Driveway Finance Corp	Southern Cascades Finance Corporati

DriveWay Finance Corp.	Southern Cascades Finance Corporation

Driveway Finance Corporation	Southern Cascades Financial Corporation

Driveway Finance Corpora

Exhibit A (continued)

Insurance Documents

Agreement to Furnish Insurance Policy	Insurance Coverage Acknowledgement

Agreement to Provide Accidental Physical Damage Insurance	Insurance Card

Agreement to Provide Insurance	Insurance Coverage Acknowledgment

Auto Insurance Binder	Insurance Declarations Page

Auto Insurance Coverage Summary	Insurance Identification Card

Automobile Insurance Policy Change Confirmation	Liability Insurance Card

Automobile Policy Declarations	Policy Confirmation

Binder of Insurance	Policy Declarations

Certificate of Auto Insurance	Proof of Auto Insurance Card

Certificate of Insurance	Proof of Financial Responsibility Card

Certificate of No Fault Insurance	Revised Renewal Declaration

Evidence of Financial Responsibility	Vehicle Lookup

Evidence of Insurance	Verification of Coverage

Evidence of Liability Insurance	Verification of Insurance

Evidence of Motor Vehicle Liability Insurance	Verification of Insurance Coverage

Exhibit A (continued)

New Vehicle Value Documents

Dealer Daily Vehicle Details	Memorandum Invoice

Dealer Invoice	Vehicle Invoice

Factory Invoice

Used Vehicle Value Documents

Black Book Wholesale/Retail/Finance Advance Breakdown	Kelley Blue Book Lending/Typical Listing Price Breakdown

Dealertrack J.D. Power Wholesale Value (Trade) Details	Kelley Blue Book CPO Report

J.D. Power Official Used Car Guide	RouteOne Application

Exhibit B

The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	20233001	51	20233051	101	20233101
2	20233002	52	20233052	102	20233102
3	20233003	53	20233053	103	20233103
4	20233004	54	20233054	104	20233104
5	20233005	55	20233055	105	20233105
6	20233006	56	20233056	106	20233106
7	20233007	57	20233057	107	20233107
8	20233008	58	20233058	108	20233108
9	20233009	59	20233059	109	20233109
10	20233010	60	20233060	110	20233110
11	20233011	61	20233061	111	20233111
12	20233012	62	20233062	112	20233112
13	20233013	63	20233063	113	20233113
14	20233014	64	20233064	114	20233114
15	20233015	65	20233065	115	20233115
16	20233016	66	20233066	116	20233116
17	20233017	67	20233067	117	20233117
18	20233018	68	20233068	118	20233118
19	20233019	69	20233069	119	20233119
20	20233020	70	20233070	120	20233120
21	20233021	71	20233071	121	20233121
22	20233022	72	20233072	122	20233122
23	20233023	73	20233073	123	20233123
24	20233024	74	20233074	124	20233124
25	20233025	75	20233075	125	20233125
26	20233026	76	20233076	126	20233126
27	20233027	77	20233077	127	20233127
28	20233028	78	20233078	128	20233128
29	20233029	79	20233079	129	20233129
30	20233030	80	20233080	130	20233130
31	20233031	81	20233081	131	20233131
32	20233032	82	20233082	132	20233132
33	20233033	83	20233083	133	20233133
34	20233034	84	20233084	134	20233134
35	20233035	85	20233085	135	20233135
36	20233036	86	20233086	136	20233136
37	20233037	87	20233087	137	20233137
38	20233038	88	20233088	138	20233138
39	20233039	89	20233089	139	20233139
40	20233040	90	20233090	140	20233140
41	20233041	91	20233091	141	20233141
42	20233042	92	20233092	142	20233142
43	20233043	93	20233093	143	20233143
44	20233044	94	20233094	144	20233144
45	20233045	95	20233095	145	20233145
46	20233046	96	20233096	146	20233146
47	20233047	97	20233097	147	20233147
48	20233048	98	20233098	148	20233148
49	20233049	99	20233099	149	20233149
50	20233050	100	20233100	150	20233150
[1]	The Company has assigned a unique Loan Number to each Receivable in the Receivables Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s Loan Numbers.

B-1

Exhibit C

Exception List

Sample Receivable #	Receivable Number	Attribute	Per Receivables Data File	Per Receivable File

70	20233070	Vehicle Identification Number	(Redacted)[1]	(Redacted)[1]

[1]	The Vehicle Identification Number was different between the Data Files and Receivable File.

C-1